Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   7
         Categories and Definitions                                     8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             17
         Statement of Assets and Liabilities                           18
         Statement of Operations                                       19
         Statements of Changes in Net Assets                           20
         Notes to Financial Statements                                 21








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

      Fund                                                        Minimum
   Type/Name                 Volatility                          Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth           Very high                              $3,000
 Emerging Markets            Very high                              $3,000
 First Start Growth          Moderate to high                       $3,000
 Gold                        Very high                              $3,000
 Growth                      Moderate to high                       $3,000
 Growth & Income             Moderate                               $3,000
 International               Moderate to high                       $3,000
 S&P 500(Registered
   Trademark) Index          Moderate                               $3,000
 Science & Technology        Very high                              $3,000
 Small Cap Stock             Very high                              $3,000
 World Growth                Moderate to high                       $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy           Moderate                               $3,000
 Cornerstone Strategy        Moderate                               $3,000
 Growth and Tax Strategy     Moderate                               $3,000
 Growth Strategy             Moderate to high                       $3,000
 Income Strategy             Low to moderate                        $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                        Low to moderate                        $3,000
 High-Yield Opportunities    High                                   $3,000
 Income                      Moderate                               $3,000
 Income Stock                Moderate                               $3,000
 Intermediate-Term Bond      Low to moderate                        $3,000
 Short-Term Bond             Low                                    $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                   Moderate                               $3,000
 Intermediate-Term           Low to moderate                        $3,000
 Short-Term                  Low                                    $3,000
 State Bond Income           Moderate                               $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                Very low                               $3,000
 Tax Exempt Money Market     Very low                               $3,000
 Treasury Money Market
    Trust                    Very low                               $3,000
 State Money Market          Very low                               $3,000
--------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Year 2000 Readiness Disclosure

As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.






Investment Review

USAA MONEY MARKET FUND

OBJECTIVE:   Highest  income   consistent  with   preservation  of  capital  and
maintenance of liquidity.

TYPES   OF   INVESTMENTS:    Invests    principally   in   high-quality,    U.S.
dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict SEC guidelines applicable to money market funds.

--------------------------------------------------------------------------------
                                           7/31/98               7/31/99
--------------------------------------------------------------------------------
  Net Assets                           $2,491.5 Million     $ 3,011.0 Million
  Net Asset Value Per Share                 $1.00                 $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and Current Yield as of 7/31/99
--------------------------------------------------------------------------------
      1 Year          5 Years          10 Years              7-Day Yield
       4.95%           5.32%             5.29%                  4.77%
--------------------------------------------------------------------------------

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. The performance data quoted represent past performance and are not an indication of future results. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.





                       7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Money Market Fund to the IBC/Donoghue's Money Fund Averages (Trademark)/First Tier:

                    USAA Money
                    Market Fund                   IBC Average
                  -----------------               -----------
07/28/98                5.27%                        4.92%
08/25/98                5.26%                        4.91%
09/29/98                5.25%                        4.87%
10/27/98                5.02%                        4.64%
11/24/98                4.96%                        4.55%
12/29/98                4.99%                        4.52%
01/26/99                4.74%                        4.37%
02/23/99                4.69%                        4.26%
03/30/99                4.63%                        4.22%
04/27/99                4.60%                        4.19%
05/25/99                4.58%                        4.18%
06/29/99                4.67%                        4.26%
07/27/99                4.78%*                       4.38%*

Data represent the last Tuesday of each month.

* Ending date 7/27/99

The graph tracks the USAA Money Market Fund's 7-day yield against IBC/Donoghue's Money Fund Averages(TradeMark)/First Tier, an average of first-tier major money market fund yields.








Message from the Manager

[Photograph of the Portfolio Manager, Pamela K. Bledsoe, CFA, appears here.]

Last year, the Federal Reserve (Fed) sought to offset a slowdown in the U.S. economy that could have been caused by reduced trade with other countries. Actions were implemented by the Federal Reserve Board during September, October, and November of 1998, which lowered the Federal Funds rate by 0.75%. It worked. Over the course of the last few months, numerous economic statistics have been released indicating the strength of the U.S. economy.

Statistics, such as job growth, wages, and manufacturing strength, indicate the U.S. economy appears to be going full steam ahead. As expected by the marketplace, the Fed increased the Federal Funds rate by 0.25% on June 30, 1999, citing the need to be pre-emptive against any inflationary pressures that could result from the domestic economy growing too quickly. With unemployment levels continuing to decline, any upward pressure on wages may be a catalyst for future rate increases.

At fiscal year end, the structure of the USAA Money Market Fund was poised to take advantage of the recent rise in interest rates while selectively purchasing longer-term maturities that provided good value. The above strategy continues to perform well. While past performance is no guarantee of future results, for the 12 months ended July 31, 1999, the USAA Money Market Fund ranked 23 out of 269 retail money market funds, according to IBC Financial Data, Inc. During the month of July 1999, the net assets of the Money Market Fund increased to over $3 billion.







                              PORTFOLIO RATINGS/MIX
                                  JULY 31, 1999

A pie chart is shown here depicting the Portfolio Mix as of July 31, 1999 of the USAA Money Market Fund to be:

Bonds/Notes - 37.4%; Variable-Rate Demand Notes - 26.7%; Commercial Paper - 19.2%; and CDs - 16.2%.

Percentages are of the net assets and may or may not equal 100%.










                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, illustrating a $10,000 hypothetical investment in the USAA Money Market Fund for the period of 07/31/89 through 07/31/99. The data points from the graph are as follows:


             USAA Money
             Market Fund
           ----------------

07/31/89        $10,000
01/31/90         10,417
07/31/90         10,822
01/31/91         11,240
07/31/91         11,585
01/31/92         11,896
07/31/92         12,131
01/31/93         12,330
07/31/93         12,515
01/31/94         12,700
07/31/94         12,922
01/31/95         13,249
07/31/95         13,632
01/31/96         14,015
07/31/96         14,369
01/31/97         14,741
07/31/97         15,127
01/31/98         15,539
07/31/98         15,952
01/31/99         16,359
07/31/99         16,741

Data from 7/31/89 through 7/31/99

Past performance is no guarantee of future results, and the value of your investment will vary according to the USAA Money Market Fund's performance. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For 7-day yield information, please refer to the Fund's Investment Review page.


See page 9 for a complete listing of the Portfolio of Investments.









Independent Auditors' Report

KPMG

The Shareholders and Board of Directors

USAA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Money Market Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Money Market Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG LLP

San Antonio, Texas
September 3, 1999








USAA MONEY MARKET FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

July 31, 1999

Fixed Rate Instruments - consist of bonds and notes. The yield is constant to maturity. Prior to maturity, the market price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

Adjustable Rate Notes - similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

PORTFOLIO DESCRIPTION ABBREVIATIONS
     CD     Certificate of Deposit
     COP    Certificate of Participation
     CP     Commercial Paper
     IDA    Industrial Development Authority/Agency
     IDB    Industrial Development Board
     LLC    Limited Liability Company
     LLP    Limited Liability Partnership
     MTN    Medium-Term Note
     RB     Revenue Bond

Credit Enhancement - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

     (LOC)  Enhanced by a bank letter of credit.
     (NBGA) Enhanced by a non-bank guarantee agreement.








USAA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

July 31, 1999

                                                    Coupon
                                                      or
  Principal                                        Discount
   Amount              Security                      Rate   Maturity     Value
--------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (38.2%)
            Banks - Major Regional
  $30,000   BankBoston Corp., CP                     4.84% 10/13/1999 $   29,701
   50,000   BankBoston Corp., CP                     4.88  10/20/1999     49,451
   25,000   BankBoston Corp., CP                     4.98  11/17/1999     24,623
   25,000   Key Bank North America, Senior Notes     5.65   6/26/2000     24,984
   51,000   Long Lane Master Trust IV, CP (a),(b)    5.16   8/30/1999     50,781
   25,000   Long Lane Master Trust IV, CP (a),(b)    4.95   4/28/2000     24,065
   14,500   Mercantile Safe Deposit & Trust Co., CD  6.30   8/16/1999     14,503
   30,000   Mercantile Safe Deposit & Trust Co., CD  6.04   4/03/2000     30,165
   50,000   Merita Bank PLC, CD                      5.69   8/06/1999     50,000
--------------------------------------------------------------------------------
                                                                         298,273
--------------------------------------------------------------------------------
            Banks - Money Center
   22,000   Banque National de Paris, CD             5.14   2/18/2000     21,992
   25,000   Bayerische Landesbank Girozentrale, CD   5.12   3/21/2000     24,965
   30,000   Canadian Imperial Bank of Commerce, CD   5.01   2/07/2000     29,994
   50,000   Commerzbank AG, CD                       5.02   2/07/2000     49,991
   40,000   Commerzbank AG, CD                       5.06   2/09/2000     39,981
   25,000   Commerzbank AG, CD                       5.09   2/16/2000     24,995
   50,000   Deutsche Bank AG, CD                     5.06   2/08/2000     49,990
   12,750   J. P. Morgan Co., Inc., MTN              5.70   2/15/2000     12,752
   20,000   Societe Generale, CD                     5.70   8/03/1999     20,000
   35,000   Unifunding, Inc., CP                     4.79   8/05/1999     34,977
--------------------------------------------------------------------------------
                                                                         309,637
--------------------------------------------------------------------------------
            Computer - Hardware
   10,000   IBM Corp., MTN                           5.76   7/10/2000     10,010
--------------------------------------------------------------------------------
            Electric/Gas Utilities - Municipal
   13,737   Cogentrix of Richmond, Inc., CP (LOC)    5.12   8/17/1999     13,704
   27,880   Nebraska Public Power District, CP       5.13  10/25/1999     27,880
--------------------------------------------------------------------------------
                                                                          41,584
--------------------------------------------------------------------------------
            Finance - Consumer
   12,500   American General Finance Corp., CP       7.25   4/15/2000     12,628
   10,000   Aristar, Inc., CP                        5.18   8/13/1999      9,981
   12,761   Aristar, Inc., CP                        5.15   8/18/1999     12,728
   13,500   Associates Corp. of N.A., Senior Notes   6.38   6/15/2000     13,574
   21,099   Commercial Credit Corp., Notes           6.75   5/15/2000     21,275
   49,000   Countrywide Home Loans, Inc., CP         5.14   8/09/1999     48,937
   28,700   Countrywide Home Loans, Inc., CP         5.12   8/20/1999     28,618
   10,418   Ford Motor Credit Co., MTN               6.38   9/15/1999     10,427
   14,000   Ford Motor Credit Co., Notes             6.85   8/15/2000     14,154
   21,755   Homeside Lending, Inc., MTN              6.88   5/15/2000     22,036
--------------------------------------------------------------------------------
                                                                         194,358
--------------------------------------------------------------------------------
            Finance - Diversified
   12,000   Cit Group Inc., MTN                      5.85   5/26/2000     12,062
   77,323   General Electric Capital Corp., CP       5.10   8/03/1999     77,290
   45,000   Heller Financial, Inc., CP               5.16   8/03/1999     44,981
   45,000   Heller Financial, Inc., CP               5.16   8/27/1999     44,826
--------------------------------------------------------------------------------
                                                                         179,159
--------------------------------------------------------------------------------
            Leasing
   12,168   PHH Corp., CP                            5.20   8/02/1999     12,165
--------------------------------------------------------------------------------
            Natural Gas Utilities
   50,000   Northern Illinois Gas Co., Senior Notes  5.07   1/26/2000     50,000
--------------------------------------------------------------------------------
            Real Estate - Other
   22,000   Mt. Sinai Medical Center, CP (LOC)       5.08   8/18/1999     21,944
--------------------------------------------------------------------------------
            Retail - General Merchandising
   33,540   Sears Roebuck Acceptance Corp., CP       5.07   8/05/1999     33,516
--------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $1,150,646)            1,150,646
--------------------------------------------------------------------------------

                                PUT BONDS (15.0%)
            Electric Utilities
   54,700   IDA of New Hampshire, Pollution Control
             RB, Series E (LOC)                      5.26   5/01/2021     54,700
   65,000   IDB of Columbia, AL, RB, Series 1997(a)  5.13  11/01/2021     65,000
--------------------------------------------------------------------------------
                                                                         119,700
--------------------------------------------------------------------------------
            Hospitals
   15,300   Metrocrest, TX, Hospital Auth. RB,
             Series 1989A (LOC)                      4.99   8/01/2008     15,296
--------------------------------------------------------------------------------
            Leisure Time
    6,780   Sault Ste. Marie Tribe Building Auth.
             RB, Series 1996B (LOC)                  5.65   6/01/2003      6,780
--------------------------------------------------------------------------------
            Nursing/Continuing Care Centers
    6,830   Bexar County, TX, Health Facilities
             Development RB (LOC)                    5.09   2/01/2022      6,830
--------------------------------------------------------------------------------
            Oil - Domestic Integrated
   23,500   IDA of California, Pollution Control
             RB, Series 1996(a)                      5.24  10/01/2031     23,500
--------------------------------------------------------------------------------
            Oil & Gas - Refining/Manufacturing
   25,000   IDA of Gulf Coast RB, Series 1998        5.13   8/01/2028     25,000
   45,000   IDB of the Parish of Calcasieu, LA, Inc.
             Environmental RB, Series 1996 (LOC)     5.13   7/01/2026     45,000
   37,215   Port Arthur, TX Navigation District
             RB, Series 1998(a)                      5.23   6/01/2018     37,215
--------------------------------------------------------------------------------
                                                                         107,215
--------------------------------------------------------------------------------
            Paper & Forest Products
   22,000   IDA of Bedford County, VA, RB,
             Series 1995B (LOC)                      5.05  12/01/2025     22,000
--------------------------------------------------------------------------------
            Single-Family Housing
   40,000   Virginia Housing Development Auth.
             Mortgage Bonds, Series 1999A Stem IV    5.30  10/01/2039     40,000
   40,000   Virginia Housing Development Auth.
             Mortgage Bonds, Series 1999A Stem II    5.35  10/01/2039     39,984
--------------------------------------------------------------------------------
                                                                          79,984
--------------------------------------------------------------------------------
            Special Assessment/Tax/Fee
   70,200   Anaheim, CA, COP (LOC)                   5.08  12/01/2022     70,200
--------------------------------------------------------------------------------
            Total put bonds (cost: $451,505)                             451,505
--------------------------------------------------------------------------------

                     VARIABLE-RATE DEMAND NOTES (26.7%)
            Asset-Backed Securities
   14,181   Capital One Funding Corp., Notes,
             Series 1995C (LOC)                      5.27  10/01/2015     14,181
   27,649   Capital One Funding Corp., Notes,
             Series 1996E (LOC)                      5.27   7/02/2018     27,649
--------------------------------------------------------------------------------
                                                                          41,830
--------------------------------------------------------------------------------
            Automobiles
    8,500   Columbus, GA Development Auth. RB (LOC)  5.17   9/01/2013      8,500
--------------------------------------------------------------------------------
            Auto Parts
   14,400   Alabama IDA RB (Rehau Project) (LOC)     5.35  10/01/2019     14,400
    9,255   Bardstown, KY, RB, Series 1994 (LOC)     5.23   6/01/2024      9,255
   11,000   Bardstown, KY, RB, Series 1995 (LOC)     5.23   3/01/2025     11,000
--------------------------------------------------------------------------------
                                                                          34,655
--------------------------------------------------------------------------------
            Beverages - Alcoholic
   12,825   J. J. Taylor Co., Inc., Bonds (LOC)      5.20   8/02/2004     12,825
--------------------------------------------------------------------------------
            Broadcasting  - Radio & TV
   45,700   New Jersey Economic Development Auth.
             RB (NBGA)(a)                            5.22  10/01/2021     45,700
--------------------------------------------------------------------------------
            Buildings
    7,400   San Bernardino County, CA, COP (LOC)     5.53  11/01/2025      7,400
--------------------------------------------------------------------------------
            Chemicals
    7,685   Wyckoff Chemical Company, Inc., Notes,
             Series 1997 (LOC)                       5.16   2/01/2027      7,685
--------------------------------------------------------------------------------
            Electrical Equipment
   14,000   Mississippi Business Finance Corp., RB,
             Series 1998(a)                          5.22   2/01/2023     14,000
--------------------------------------------------------------------------------
            Finance - Diversified
   16,740   KBL Capital Fund, Inc., Installment #1
             Notes, Series A (LOC)                   5.16   5/01/2027     16,740
--------------------------------------------------------------------------------
            Gaming Companies
   21,000   Detroit, Michigan Economic Development
             Corp., RB, Series 1999A (LOC)           5.23   5/01/2009     21,000
   41,830   Detroit, Michigan Economic Development
             Corp., RB, Series 1999C (LOC)           5.25   5/01/2009     41,830
--------------------------------------------------------------------------------
                                                                          62,830
--------------------------------------------------------------------------------
            General Obligations
   15,530   San Bernardino County, CA, COP, (Glen
             Helen Project), Series D (LOC)          5.43   3/01/2024     15,530
--------------------------------------------------------------------------------
            Health Care - Specialized Services
   13,920   American Health Care Centers, Inc.,
             Notes (LOC)                             5.27   2/01/2019     13,920
    6,200   Mason City Clinic, P.C., IA, Bonds,
             Series 1992 (LOC)                       5.25   9/01/2022      6,200
    8,495   Navigator Ventures, L.L.C., Notes,
             Series 1997 (LOC)                       5.16   5/01/2027      8,495
--------------------------------------------------------------------------------
                                                                          28,615
--------------------------------------------------------------------------------
            Hospitals
   20,000   Crouse Health Hospital, Inc. RB,
             Series 1996(LOC)                        5.26   7/01/2017     20,000
   15,100   Dome Corp., Bonds, Series 1991 (LOC)     5.26   8/31/2016     15,100
   12,000   Indiana Health Facility Financing
             Auth. RB (LOC)                          5.23   1/01/2019     12,000
--------------------------------------------------------------------------------
                                                                          47,100
--------------------------------------------------------------------------------
            Leisure Time
    8,135   Fox Valley Ice Arena, IL, RB,
             Series 1997 (LOC)                       5.23   7/01/2027      8,135
   14,390   Greenville, SC Memorial Auditorium
             District Public Facilities COP,
             Series 1996C (LOC)                      5.30   9/01/2014     14,390
--------------------------------------------------------------------------------
                                                                          22,525
--------------------------------------------------------------------------------
            Lodging/Hotel
   16,850   Central Michigan Inns, RB, Series 1998A
             (LOC)                                   5.21  11/01/2028     16,850
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries
   12,500   HHH Investment Co., RB, Series 1999
             (LOC)                                   5.35   7/01/2029     12,500
--------------------------------------------------------------------------------
            Manufacturing - Specialized
   15,868   Loma Co. L.L.C. Floating Rate, Option
             Notes (LOC)                             5.27  12/01/2008     15,868
   12,635   Savannah, GA, Economic Development
             Auth. RB, Series 1998 (LOC)             5.18   6/01/2018     12,635
   10,000   Southland Tube Inc., Notes, Series 1999
             (LOC)                                   5.16   6/01/2010     10,000
--------------------------------------------------------------------------------
                                                                          38,503
--------------------------------------------------------------------------------
            Multi-Family Housing
    6,070   Arbor Properties, Inc., Notes (LOC)      5.20   6/01/2022      6,070
    7,020   Arbor Station IV, L.L.C., Notes (LOC)    5.20   2/01/2024      7,020
--------------------------------------------------------------------------------
                                                                          13,090
--------------------------------------------------------------------------------
            Nursing/Continuing Care Centers
   30,015   Lincolnwood Funding Corp. RB,
             Series 1995A (LOC)                      5.26   8/01/2015     30,015
   10,230   Missouri Health and Educational
             Facilities Auth. RB, Series 1996B (LOC) 5.25  12/01/2016     10,230
--------------------------------------------------------------------------------
                                                                          40,245
--------------------------------------------------------------------------------
            Paper & Forest Products
   15,410   Bancroft Bag, Inc. Notes, Series 1998
             (LOC)                                   5.27  11/01/2008     15,410
   10,000  Jasper County Economic Development RB
             (LOC)                                   5.26   7/01/2029     10,000
    9,580   Mac Papers Inc., Demand Bond (LOC)       5.20   8/03/2015      9,580
   10,000   Tim Bar Corp. RB (LOC)                   5.25   9/01/2010     10,000
   15,000   Willacoochie, GA Development Auth.
             RB (LOC)                                5.18   5/01/2027     15,000
--------------------------------------------------------------------------------
                                                                          59,990
--------------------------------------------------------------------------------
            Real Estate - Other
   12,060   Baltimore County MD, RB (LOC)            5.20   1/01/2029     12,060
   22,400   Chestnut Partnership Bond (LOC)          5.25   1/01/2029     22,400
    5,725   Erie Funding I, Notes (LOC)              5.22  11/01/2016      5,725
   15,500   First Illinois Funding Corp. Project
             RB, Series 1996 (LOC)(d)                5.23   9/01/2026     15,500
   15,945   H/M Partners, L.L.C., Bond (LOC)         5.20  10/01/2020     15,945
   14,220   HGR-1, L.L.C., Notes, Series 1996 (LOC)  5.21   9/15/2046     14,220
   11,480   Houston County, GA, IDA RB (LOC)         5.21   8/01/2012     11,480
   24,315   LAM Funding L.L.C., Notes, Series A
             (LOC)                                   5.16  12/15/2027     24,315
   24,510   Mayfair At Great Neck, NY Bonds (LOC)    5.45   1/01/2023     24,510
    6,650   Physicians Real Estate, L.L.P., Notes,
             Series 1998 (LOC)                       5.25   2/01/2018      6,650
   10,085   Pierce Memorial Baptist Home, Inc.,
             Bonds, Series 1999 (LOC)                5.25  10/01/2028     10,085
   11,710   PRA at Glenwood Hills Corporate Centre,
             L.L.C., Notes, Series 1997 (LOC)        5.16   8/01/2027     11,710
   14,365   Sbar Piperno Co. RB, Series 1998 (LOC)   5.20   9/01/2012     14,365
    8,360   Shepherd Capital, L.L.C., Notes,
             Series 1997 (LOC)                       5.21   7/15/2047      8,360
--------------------------------------------------------------------------------
                                                                         197,325
--------------------------------------------------------------------------------
            Retail - Department Stores
   10,000   Belk Inc. RB, Series 1998 (LOC)          5.20   7/01/2008     10,000
--------------------------------------------------------------------------------
            Special Assessment/Tax/Fee
   19,750   County of Cuyahoga, OH, RB,
             Series 1992B (LOC)                      5.27   6/01/2022     19,750
--------------------------------------------------------------------------------
            Textiles - Home Furnishings
   10,000   Alabama IDA RB (Fieldcrest Project)
             (LOC)                                   5.20   7/01/2021     10,000
--------------------------------------------------------------------------------
            Water/Sewer  Utilities  - Municipal
   18,040   Hesperia, CA, Public Financing Auth.
             RB, Series 1998A (LOC)                  5.53   6/01/2026     18,040
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $802,228)            802,228
--------------------------------------------------------------------------------

                          ADJUSTABLE RATE NOTES (19.6%)
            Automobiles
   17,500   Daimler-Chrysler MTN, Series Q           5.23   3/20/2000     17,513
   13,000   Daimler-Chrysler MTN, Series R           5.15   5/11/2000     13,001
--------------------------------------------------------------------------------
                                                                          30,514
--------------------------------------------------------------------------------
            Banks - Major Regional
   50,000   American Express Centurion Bank, Notes   5.14   5/08/2000     50,000
   25,000   BankBoston N. A. Bank Notes              5.06  11/02/1999     25,000
   15,840   Long Lane Master Trust II, Notes (a),(b) 5.26   6/26/2000     15,840
   19,800   Long Lane Master Trust IV, Notes,
             Series 1999A (a),(b)                    5.47   1/20/2000     19,800
   60,000   National Bank of Commerce, CD            5.26   3/30/2000     60,017
   30,000   Northern Rock PLC, Notes(a)              5.12   6/14/2000     30,000
   50,000   Union Bank of California, CD             5.31   4/17/2000     50,000
--------------------------------------------------------------------------------
                                                                         250,657
--------------------------------------------------------------------------------
            Banks - Money Center
   40,000   Societe Generale, CD                     5.11   3/03/2000     39,987
--------------------------------------------------------------------------------
            Electric Utilities
   15,000   National Rural Utilities Corp., MTN(c)   5.18   8/02/2000     14,998
--------------------------------------------------------------------------------
            Finance - Consumer
   40,000   American Honda Finance Corp., MTN(a)     4.98   8/16/1999     40,000
   35,000   Associates Corp. of N.A., Senior Notes   5.06   3/20/2000     34,985
   40,000   Ford Motor Credit Co., MTN               5.35   6/08/2000     40,101
   40,000   Toyota Motor Credit Corp., MTN           5.35  10/19/1999     40,003
--------------------------------------------------------------------------------
                                                                         155,089
--------------------------------------------------------------------------------
            Finance - Diversified
   30,000   General Electric Capital Corp., MTN,
             Series A                                5.26   4/13/2000     30,000
   25,000   General Electric Capital Corp., MTN,
             Series A                                4.98   5/26/2000     25,000
--------------------------------------------------------------------------------
                                                                          55,000
--------------------------------------------------------------------------------
            Oil - International Integrated
   45,000   Texaco Capital Inc., MTN, Series 1999    4.85   5/03/2000     44,973
--------------------------------------------------------------------------------
            Total adjustable rate notes (cost: $591,218)                 591,218
--------------------------------------------------------------------------------
            Total investments (cost: $2,995,597)                      $2,995,597
================================================================================








                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Banks - Major Regional                              18.2%
            Banks - Money Center                                11.6
            Finance - Consumer                                  11.6
            Finance - Diversified                                8.3
            Real Estate - Other                                  7.3
            Electric Utilities                                   4.5
            Oil & Gas - Refining/Manufacturing                   3.6
            Special Assessment/Tax/Fee                           3.0
            Paper & Forest Products                              2.7
            Single-Family Housing                                2.7
            Gaming Companies                                     2.1
            Hospitals                                            2.1
            Natural Gas Utilities                                1.7
            Nursing/Continuing Care Centers                      1.6
            Broadcasting - Radio & TV                            1.5
            Oil - International Integrated                       1.5
            Asset Backed Securities                              1.4
            Electric/Gas Utilities - Municipal                   1.4
            Automobiles                                          1.3
            Manufacturing - Specialized                          1.3
            Auto Parts                                           1.2
            Retail - General Merchandising                       1.1
            Health Care - Specialized Services                   1.0
            Leisure Time                                         1.0
            Other                                                5.8
                                                               -----
            Total                                               99.5%
                                                               =====








USAA MONEY MARKET FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999

GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in U.S. dollar denominated securities issued by domestic branches or subsidiaries of foreign banks or companies were 9.5% of net assets at July 31, 1999.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(b) Illiquid securities valued using methods determined by the Fund's investment manager under the general supervision of the Board of Directors. At July 31, 1999, these securities represented 3.7% of the net assets.

(c) At July 31, 1999, the cost of securities purchased on a delayed delivery basis was $15.0 million.

(d) At July 31, 1999, this security was segregated to cover the delayed delivery purchase.



See accompanying notes to financial statements.










USAA MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999

ASSETS
   Investments in securities                                        $2,995,597
   Cash                                                                 11,467
   Receivables:
      Capital shares sold                                               10,824
      Interest                                                          22,963
                                                                    -----------
         Total assets                                                3,040,851
                                                                    -----------

LIABILITIES
   Securities purchased                                                 15,001
   Capital shares redeemed                                              12,995
   USAA Investment Management Company                                      706
   USAA Transfer Agency Company                                            425
   Accounts payable and accrued expenses                                   451
   Dividends on capital shares                                             260
                                                                    -----------
         Total liabilities                                              29,838
                                                                    -----------
            Net assets applicable to capital shares outstanding     $3,011,013
                                                                    ===========

REPRESENTED BY:
   Paid-in capital                                                  $3,011,013
                                                                    ===========
   Capital shares outstanding                                        3,011,013
                                                                    ===========
   Authorized shares of $.01 par value                               4,700,000
                                                                    ===========
   Net asset value, redemption price, and offering price per share  $     1.00
                                                                    ===========


See accompanying notes to financial statements.










USAA MONEY MARKET FUND
STATEMENT OF OPERATIONS
(IN  THOUSANDS)

Year ended July 31, 1999

Net investment income:
   Interest income                                                    $147,470
                                                                     ----------
   Expenses:
      Management fees                                                    6,709
      Transfer agent's fees                                              4,671
      Custodian's fees                                                     792
      Postage                                                              659
      Shareholder reporting fees                                           193
      Directors' fees                                                        4
      Registration fees                                                    202
      Professional fees                                                     42
      Other                                                                 22
                                                                     ----------
         Total expenses before reimbursement                            13,294
      Expenses reimbursed                                                 (764)
                                                                     ----------
         Total expenses after reimbursement                             12,530
                                                                     ----------
            Net investment income                                     $134,940
                                                                     ==========



See accompanying notes to financial statements.










USAA MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

                                                         1999          1998
                                                     ---------------------------
From operations:
   Net investment income                             $   134,940    $   122,339
                                                     ---------------------------
Distributions to shareholders from:
   Net investment income                                (134,940)      (122,339)
                                                     ---------------------------
From capital share transactions:
   Proceeds from shares sold                           4,461,879      3,370,264
   Shares issued for dividends reinvested                130,534        118,246
   Cost of shares redeemed                            (4,072,873)    (3,158,728)
                                                     ---------------------------
      Increase in net assets from capital share
        transactions                                     519,540        329,782
                                                     ---------------------------
Net increase in net assets                               519,540        329,782
Net assets:
   Beginning of period                                 2,491,473      2,161,691
                                                     ---------------------------
   End of period                                     $ 3,011,013    $ 2,491,473
                                                     ===========================
Change in shares outstanding:
   Shares sold                                         4,461,879      3,370,264
   Shares issued for dividends reinvested                130,534        118,246
   Shares redeemed                                    (4,072,873)    (3,158,728)
                                                     ---------------------------
      Increase in shares outstanding                     519,540        329,782
                                                     ===========================


See accompanying notes to financial statements.










USAA MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Money Market Fund (the Fund). The Fund's investment objective is the highest income consistent with preservation of capital and maintenance of liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in high-quality, US. dollar-denominated debt securities of domestic and foreign issuers which have been determined to present minimal credit risk.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Securities and Exchange Commission, securities in the Fund are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, for the year ended July 31, 1999, were $20.0 billion and $19.5 billion, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .45% of its annual average net assets. Because the Fund's annual expenses, for the year ended July 31, 1999, exceeded .45%, the Manager has waived a portion of its management fee to reduce the Fund's annual expense to .45%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1999, the Association and its affiliates owned
1.1 million shares (.04%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (Unaudited)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                       Year ended July 31,
                     -----------------------------------------------------------
                         1999        1998        1997        1996       1995
                     -----------------------------------------------------------
Net asset value at
   beginning
   of period         $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Net investment
   income                   .05         .05         .05         .05         .05
Distributions from
   net investment
   income                  (.05)       (.05)       (.05)       (.05)       (.05)
                     -----------------------------------------------------------
Net asset value at
   end of period     $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                     ===========================================================
Total return (%) *         4.95        5.45        5.28        5.41        5.49
Net assets at end
   of period (000)   $3,011,013  $2,491,473  $2,161,691  $1,828,749  $1,540,055
Ratio of expenses
   to average net
   assets (%)               .45         .45         .45         .45         .45
Ratio of expenses
   to average net
   assets excluding
   reimbursement (%)        .48         .48         .49         .51         .46
Ratio of net
   investment income
   to average net
   assets (%)              4.83        5.32         .16        5.27        5.44


* Assumes reinvestment of all dividend income distributions during the period.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777